Note 13 - Income Taxes	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Income Tax Disclosure [Text Block]

13. Income Taxes

A reconciliation of income tax benefit at the statutory federal income tax rate and income taxes as reflected in the financial statements as of December 31, 2023 and 2022:

Rate reconciliation:	2023	2022
Federal tax benefit at statutory rate	21.0%	21.0%
State tax, net of federal benefit	6.3%	8.0%
Change in convertible debt	52.8%	-8.6%
Research & Development credit	17.1%	1.2%
Change in valuation allowance	-95.9%	-15.8%
Share-based compensation	-1.0%	0.0%
Other	-0.3%	-5.8%
Total provision	0.0%	0.0%

Deferred tax assets and liabilities are determined based on the differences between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect for years in which differences are expected to reverse.

Significant components of the Company's deferred tax assets for federal income taxes as of December 31, 2023 and December 31, 2022 consisted of the following:

	2023	2022
Deferred tax assets:
Net operating loss	$10,495,881	$10,977,455
Research and development credits	708,443	354,283
Capitalized research expenditures	2,271,853	259,749
Stock-based compensation	567,473	514,654
Reserves and accruals	-	105,399
Intangibles	223,548	262,872
Gross deferred tax assets	14,267,198	12,474,412
Less valuation allowance	(14,100,543)	(12,474,412)
Total deferred tax assets	166,655	-

Deferred tax liabilities:
Prepaids	$(166,655)	$-
Gross deferred tax liabilities	(166,655)	-
Deferred tax assets, net	$-	$-

The Company does not have unrecognized tax benefits as of December 31, 2023 or December 31, 2022. The Company recognizes interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred assets will be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Evaluating the need for a valuation allowance for deferred tax assets often requires judgment and analysis of all the positive and negative evidence available, including cumulative losses in recent years and projected future taxable income, to determine whether all or some portion of the deferred tax assets will not be realized. As of December 31, 2023, the Company has utilized a full valuation allowance to offset the net deferred tax assets as the Company believes it is not more likely than not that the net deferred tax assets will be fully realizable. The valuation allowance increased by $1.6 million during the year ended December 31, 2023.

As of December 31, 2023, the Company had NOL carryforwards of approximately $38.9 million and $37.0 million for federal and state tax purposes, respectively. Federal NOL carryforwards will not expire and state NOL carryforwards will begin to expire in 2038, if not utilized. The TCJA enacted on December 22, 2017 limits a taxpayer’s ability to utilize NOL deduction in a year to 80% taxable income for federal net operating losses arising in tax years beginning after 2017, however, federal NOLs post 2017, are now indefinite lived.

As of December 31, 2023, the Company also had federal and state research credit carryforwards of $0.6 million and $0.1 million, respectively. The federal and state research credits will begin to expire in 2038 and 2034, respectively.

Generally, utilization of the NOL carryforwards and credits may be subject to an annual limitation due to the ownership change limitations provided by Section 382 of the Code, which provides for limitations on NOL carryforwards and certain built-in losses following ownership changes, and Section 383 of the Code, which provides for special limitations on certain excess credits, as well as similar state provisions. Accordingly, the Company’s ability to utilize NOL carryforwards may be limited as the result of such an “ownership change.” A formal Section 382 study was performed through December 31, 2023 which resulted concluded there have been no historical section 382 ownership changes, thus the NOL carryforwards are not be subject to an annual limitation. With respect to Diffusion, the Company deems the historical Diffusion tax attributes (NOLs/Credits) are unusable due to the IRC Section 382 limitation. ASC 740-10-25 states that a “write off might be appropriate if there is only a remote likelihood that the entity will utilize the carryforward (i.e. NOL), it is acceptable for the entity to write off the deferred tax assets against the valuation allowance, thereby eliminating the need to disclose the gross amounts. As such, the Company has written off these attributes.

The Company files federal and state income tax returns in jurisdictions with varying statutes of limitations. Due to its NOL carryforwards, the Company’s income tax returns generally remain subject to examination by federal and state tax authorities. The Company is currently not subject to any income tax audits by federal or state taxing authorities. The statute of limitations for tax liabilities for all years remains open.

The Company uses the “more likely than not” criterion for recognizing the income tax benefit of uncertain income tax positions and establishing measurement criteria for income tax benefits. The Company has evaluated the impact of these positions and believes that its income tax filing positions and deductions will be sustained upon examination. Accordingly, no reserves for uncertain income tax positions or related accruals for interest and penalties have been recorded as of December 31, 2023 and 2022.